Exhibit 99.1

NOTICE OF REDEMPTION

LAUREATE EDUCATION, INC.

9.250% SENIOR NOTES DUE 2019

(CUSIPS: 518613AD6, U51388AD5 AND U51388AE3)

(ISINS: US518613AD62, USU51388AD52 AND USU51388AE36)

To the Holders of the 9.250% Senior Notes Due 2019 of Laureate Education, Inc.

Laureate Education, Inc., a public benefit corporation formed under the laws of the State of Delaware (the “Company”), hereby notifies you of its election to redeem at the close of business on May 31, 2017 (the “Redemption Date”), all of its then-outstanding 9.250% Senior Notes due 2019 (the “Notes”) (CUSIPs: 518613AD6, U51388AD5 and U51388AE3) (ISINs: US518613AD62, USU51388AD52 and USU51388AE36) in accordance with the Company’s right of Optional Redemption contained in Section 3.07(d) of the Indenture, dated as of July 25, 2012 (as supplemented and amended, the “Indenture”), by and among the Company, the guarantors named therein and Wells Fargo Bank, National Association, as Trustee.  Capitalized terms used but not defined herein shall have the meanings assigned to them in the Indenture.

The terms of the redemption are as follows:

Notes to be redeemed:	All of the then-outstanding 9.250% Senior Notes due 2019 (CUSIPs: 518613AD6, U51388AD5 and U51388AE3) (ISINs: US518613AD62, USU51388AD52 and USU51388AE36).

Redemption Date:	May 31, 2017.

Redemption Price:	104.625% of the principal amount of the Notes being redeemed, plus accrued and unpaid interest and Special Interest, if any, to the Redemption Date.

Paying Agent:	Wells Fargo Bank, National Association 1 Independent Drive Suite 620 Jacksonville, Florida 32202 Attention: Corporate Trust Department — Administrator for Laureate Education, Inc.

Surrender:	Notes called for Redemption must be surrendered to the Paying Agent to collect the Redemption Price. Notes should be surrendered to the Paying Agent at the following place:

Registered & Certified Mail:	Regular Mail or Courier:	In Person by Hand Only:
Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.	Wells Fargo Bank, N.A.
Corporate Trust Operations	Corporate Trust Operations	Corporate Trust Services
MAC N9300-070	MAC N9300-070	MAC N9300-070
600 South Fourth Street	600 South Fourth Street	600 South Fourth Street
Minneapolis, MN 55402	Minneapolis, MN 55402	Minneapolis, MN 55402

Or
By Facsimile Transmission:
(612) 667-6282
Telephone: (800) 344-5128

Unless the Issuer defaults in making the redemption payment, interest on the Notes ceases to accrue on and after the Redemption Date.

The Notes are being redeemed pursuant to Section 3.07(d) of the Indenture and the provisions of Section 3.01 through 3.06 of the Indenture.

The method you use to deliver the Notes to Wells Fargo Bank, National Association is at your sole option and risk but, if you choose to use mail we suggest that you use registered mail.

If you want the Company to pay the redemption price for any Notes to any person other than the registered holder thereof, then you must provide a proper instrument of transfer signed by the registered holder with signature guaranteed by a bank or trust company having an office or correspondent office in New York City, by a member firm of a national notes exchange or by another institution which is a participant in the Securities Transfer Agents Medallion Program (STAMP).

CUSIP Numbers:  518613AD6, U51388AD5 and U51388AE3, and ISIN Numbers: US518613AD62, USU51388AD52 and USU51388AE36.  *  No representation is made as to the correctness or accuracy of the CUSIP or ISIN number(s) listed in this Notice or printed on the Notes.

WE URGE YOU TO DISCUSS WITH YOUR TAX ADVISOR THE PARTICULAR TAX CONSEQUENCES TO YOU OF REDEMPTION, INCLUDING THE APPLICABILITY AND EFFECT OF FEDERAL, STATE, LOCAL AND OTHER TAX LAWS.

IMPORTANT:  Under current United States federal income tax law, backup withholding, at a rate of 28%, generally may apply to any payments made to Holders of the Notes, unless (i) in the case of a non-corporate holder that is a beneficial owner of the Notes and that is a United States person (as defined for U.S. federal income tax purposes), the Paying Agent has received in a timely manner a properly completed IRS Form W-9, signed under penalties of perjury, setting forth the holder’s correct taxpayer identification number and certifying that such holder is not subject to backup withholding, or (ii) the holder otherwise establishes an exemption from backup withholding.  A holder that is a beneficial owner of Notes and that is not a United States person

(as determined for U.S. federal income tax purposes) generally may establish exemption from backup withholding by providing to the Paying Agent an IRS Form W-8BEN, W-8BEN-E, or other Form W-8, as applicable, signed under penalties of perjury, upon which it certifies its foreign status.

Any questions with respect to this notice of optional redemption may be directed to Wells Fargo Bank, National Association at (800) 344-5128.

Dated: APRIL 28, 2017	LAUREATE EDUCATION, INC.

*                 The CUSIP or ISIN number is included solely for the convenience of the holders of the Notes.  Wells Fargo Bank, National Association is not responsible for the selection or use of the CUSIP or ISIN number and makes no representation as to its correctness on the Notes or in this Notice.